Exhibit 10.78

CONSOL ENERGY INC.

SUPPLEMENTAL INDENTURE NO. 4

$250,000,000

7.875% Notes due 2012

THIS SUPPLEMENTAL INDENTURE NO. 4, dated as of August 8, 2005 (this “Supplemental Indenture No. 4”), by and among CONSOL ENERGY INC., a Delaware corporation (the “Company”), the Guarantors listed on Schedule I hereto and THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, a New York trust company, as trustee under the Indenture referred to below (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of March 7, 2002 (the “Indenture”), a Supplemental Indenture No. 1 dated as of March 7, 2002, a Supplemental Indenture No. 2 dated as of September 30, 2003 and a Supplemental Indenture No. 3 dated as of April 15, 2005 (such Supplemental Indentures, collectively, the “Supplemental Indentures”) providing for the issuance of the 7.875% Notes due 2012 in the aggregate principal amount of $250,000,000;

WHEREAS, Article IX of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

WHEREAS, Section 9.01(a)(12) of the Indenture provides that the Company, the Guarantor Subsidiaries and the Trustee may enter into an indenture supplemental to the Indenture to provide for the release of a Guarantor Subsidiary in respect of its Subsidiary Guarantee pursuant to Article XI of the Indenture;

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture No. 4, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 4 WITNESSETH:

For and in consideration of the premises, the Company, the Guarantor Subsidiaries and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of such series as follows:

ARTICLE ONE

RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.1 Relation to Indenture. This Supplemental Indenture No. 4 constitutes an integral part of the Indenture.

SECTION 1.2 Rules of Construction. For all purposes of this Supplemental Indenture No. 4:

(a) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 4;

(c) the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture No. 4; and

(d) in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture No. 4 shall control.

ARTICLE TWO

GUARANTOR SUBSIDIARIES

SECTION 2.1 Releases. Effective as of the date hereof, each of CNX Gas Company LLC and Cardinal States Gathering Company is released from its obligations under its Subsidiary Guarantee.

SECTION 2.2 Guarantor Subsidiaries and Guarantors. Effective as of the date hereof, (i) the Guarantor Subsidiaries listed on Schedule I of the Indenture shall be as set forth on Schedule I attached hereto and (ii) the “Guarantors” as defined in the Supplemental Indentures shall mean those subsidiaries of the Company listed on Schedule I attached hereto.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

SECTION 3.1 Ratification. The Indenture, as supplemented and amended by the Supplemental Indentures and this Supplemental Indenture No. 4, is in all respects hereby adopted, ratified and confirmed.

SECTION 3.2 Trustee Not Liable for Recitals. The recitals contained herein are made by the Company and the Guarantors, and the Trustee assumes no liability for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture No. 4.

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SECTION 3.3 Counterparts. This Supplemental Indenture No. 4 may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 3.4 Governing Law. THIS SUPPLEMENTAL INDENTURE NO. 4 SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 4 to be duly executed as of the day and year first above written.

CONSOL ENERGY INC.

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Vice President and Treasurer

GUARANTOR SUBSIDIARIES and GUARANTORS:

CENTRAL OHIO COAL COMPANY

CHURCH STREET HOLDINGS, INC.

CNX MARINE TERMINALS INC.

CONSOL FINANCIAL INC.

CONSOL OF CANADA INC.

CONSOL OF KENTUCKY INC.

CONSOL PENNSYLVANIA COAL COMPANY

CONSOL SALES COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY

IC COAL, INC.

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING CORPORATION

LAUREL RUN MINING COMPANY

LEATHERWOOD, INC.

McELROY COAL COMPANY

NEW CENTURY HOLDINGS, INC.

QUARTO MINING COMPANY

ROCHESTER & PITTSBURGH COAL
COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

WOLFPEN KNOB DEVELOPMENT COMPANY

By:	/s/ John M. Reilly
John M. Reilly, Vice President and Treasurer of each Guarantor Subsidiary listed above on behalf of each such Guarantor Subsidiary

CNX LAND RESOURCES INC. MTB INC. RESERVE COAL PROPERTIES COMPANY

By:	/s/ William D. Stanhagen
William D. Stanhagen, President of each Guarantor Subsidiary listed above on behalf of each such Guarantor Subsidiary

CONSOL DOCKS INC.

By:	/s/ James J. McCaffrey
Name:	James J. McCaffrey
Title:	President

TERRA FIRMA COMPANY

By:	/s/ James A. Russell
Name:	James A. Russell
Title:	President

CONRHEIN COAL COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Vice President and Treasurer

CONSOL OF WV LLC

By:	/s/ Robert M. Vukas
Name:	Robert M. Vukas
Title:	Manager

TRUSTEE:

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee

By:	/s/ Warren A. Goshne
Name:	Warren A. Goshne
Title:	Vice President